UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                   DATE OF REPORTING PERIOD: JANUARY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                       THE ADVISORS' INNER CIRCLE FUND II

REAVES SELECT RESEARCH FUND

SEMI-ANNUAL REPORT                                              JANUARY 31, 2010

                              W.H. REAVES & COMPANY
                              INVESTMENT MANAGEMENT

THE ADVISORS' INNER CIRCLE FUND II                              REAVES SELECT
                                                                RESEARCH FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Financial Highlights ......................................................   11
Notes to Financial Statements .............................................   13
Disclosure of Fund Expenses ...............................................   22
Approval of Investment Advisory Agreement .................................   24

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and(ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

SHAREHOLDERS' LETTER

January 31, 2010

To the Shareholders of the Reaves Select Research Fund

For the six month period ended January 31, 2010 the Fund's total return, net of fees, was 8.90% for the Institutional shares and 8.75% for the Investor shares. Net asset value (NAV) of the Fund's Institutional shares was $7.04 and the Investor shares were $7.05 at January 31, 2010. The dividend distributions for the last 6 months of 2009 were $0.06 per share for the Institutional class and $0.05 per share for the Investor class.

In December Exxon agreed to purchase a major developer of domestic natural gas resources. Exxon's $31 billion investment highlights the important role natural gas will play in meeting future U.S. energy needs. The acquired technical teams bring Exxon expertise in drilling unconventional shale gas and tight gas. The price of the front month contract for natural gas improved from $3.64 per mcf to $5.13 per mcf at the end of January.

Utilities and energy companies that process and transport natural gas delivered relatively strong performance in the period. Recent improvements in technology which allow the profitable extraction of gas from shale and recent discoveries of gas in the Marcellus shale, located close to northeast markets, have stimulated investor interest despite the current oversupply of gas. We remain focused on companies that gather, process, and ship natural gas, including Oneok and Williams.

Gas and multi-utilities utilities outperformed the portfolio as a whole. We think the regulated utilities benefited partly for technical and partly for fundamental reasons. We believe there was a general movement toward more defensive positions at the end of the calendar year as non-traditional utility investors sought to reduce the volatility of their portfolios and capture ample dividends. On the fundamental side, several of our companies, including Integrys Energy Group, received favorable rate decisions. Perhaps most important of all, passage of the Clean Energy and Security Act stalled in Congress. Until we have more clarity on the economy and energy legislation we will continue to overweight regulated utilities in selected states with supportive regulation.

The telecom and energy portions of the portfolio also produced positive returns, but underperformed the overall portfolio. Integrated telecoms, in our view,

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

benefited partly from the same technical trends that helped boost utility performance - investor demand for relatively defensive names at year end. AT&T generates substantial free cash flow; has developed new revenue sources from wireless and broadband as legacy wireline voice revenues atrophy; and continues to reduce costs in the face of declining commercial demand for network services in response to a weak economy. AT&T as well as Verizon, its primary competitor, has remained profitable and able to sustain record levels of capital investment in video, broadband, and wireless technologies using internally generated funds. AT&T increased its dividend in January 2010 as expected and Verizon increased its dividend in October.

The energy sector's positive return was driven by the strong performance of oil service companies, particularly Schlumberger and Transocean, as well as Encana and Southwestern Energy, two companies with substantial shale gas reserves. Our fundamental view of energy remains bullish. We accept there may be considerable volatility in oil and natural gas prices in response to economic reports creating expectations of either growing or declining global demand. In addition geopolitical developments in the major oil-producing regions of the world will contribute to volatility. We expect the demand for oil service technologies to be correlated with capital expenditure budgets of the integrated majors and the national oil companies which are in turn a function of hydro carbon prices. In addition, investment to bring domestic shale gas reserves into production is a new and growing source of revenue for selected service companies.

We look for modest economic growth in 2010 and a possible increase in short term interest rates by year end. Utility and telecom companies carry reasonable valuations, have strong cash flow, and sound balance sheets. In contrast to many other industries, the companies' revenues are relatively stable and predictable given the non discretionary nature of their products and services. The companies' dividend yields are, in many cases, competitive with corporate bond yields and superior to government bond yields. Bill Gross expressed the message more succinctly when he said "...investors in the next 10 years should consider, say, any NYSE utility stock that yields 5%."*

The Fund's investments are highly liquid, a valuable attribute in volatile markets. Market volatility measured by the VIX Index remained subdued for the period, and the market averages made steady gains. We look to the Fund's regulated utility and telecom investments to provide a stable and rising amount of quarterly income and modest earnings growth sufficient to produce a competitive total

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

return. Oil and gas production companies provide potential capital appreciation and a hedge against future inflation.

Respectfully submitted,


/s/ Ronald J. Sorenson

Ronald J. Sorenson

*    BILL GROSS, FORTUNE MAGAZINE, JANUARY 14, 2010

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

S&P 500 UTILITIES SECTOR INDEX is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS' INNER CIRCLE FUND II                              REAVES SELECT
                                                                RESEARCH FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

SECTOR WEIGHTINGS+:

                                   (BAR CHART)

Electric Utilities           26.9%
Energy                       21.9%
Gas                          21.4%
Telecommunication Services   12.8%
Financial Services            9.3%
Water Utilities               6.3%
Short-Term Investments        0.9%
Industrials                   0.5%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING PURPOSES.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.9%

                                                                     SHARES            VALUE
                                                                ---------------   ----------------
ELECTRIC UTILITIES -- 26.6%
   Calpine* .................................................            81,000   $        886,950
   CMS Energy ...............................................            95,000          1,441,150
   DTE Energy ...............................................             5,800            243,832
   FPL Group ................................................            41,500          2,023,540
   Integrys Energy Group ....................................            42,500          1,778,625
   ITC Holdings .............................................            19,000          1,020,680
   National Grid PLC ADR ....................................            25,900          1,304,583
   NiSource .................................................            24,300            346,275
   NSTAR ....................................................            45,000          1,545,300
   NV Energy ................................................           120,000          1,382,400
   OGE Energy ...............................................            10,000            362,200
   Pinnacle West Capital ....................................            40,000          1,432,800
   SCANA ....................................................             5,000            178,050
   TECO Energy ..............................................            25,000            389,250
                                                                                  ----------------
                                                                                        14,335,635
                                                                                  ----------------
ENERGY -- 24.9%
   BP ADR ...................................................            20,500          1,150,460
   Cameron International* ...................................            18,500            696,710
   Cenovus Energy ...........................................            27,200            629,680
   Chevron ..................................................             4,000            288,480
   Consol Energy ............................................             6,800            316,948
   Diamond Offshore Drilling ................................             6,000            549,180
   EnCana ...................................................            22,500            688,275
   EOG Resources ............................................             1,000             90,420
   Exxon Mobil ..............................................            22,200          1,430,346

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              REAVES SELECT
                                                                RESEARCH FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONTINUED

                                                                     SHARES            VALUE
                                                                ---------------   ----------------
ENERGY -- CONTINUED
   Petroleo Brasileiro ADR ..................................            10,000   $        405,700
   Schlumberger .............................................            22,500          1,427,850
   Southwestern Energy* .....................................            14,000            600,320
   Spectra Energy ...........................................             5,000            106,250
   Total ADR ................................................            21,000          1,209,390
   Transocean* ..............................................            18,500          1,567,690
   Ultra Petroleum* .........................................            10,000            459,400
   Weatherford International* ...............................            10,000            156,800
   Williams .................................................            80,000          1,667,200
                                                                                  ----------------
                                                                                        13,441,099
                                                                                  ----------------
FINANCIAL SERVICES -- 9.2%
   Berkshire Hathaway, Cl B* ................................            65,000          4,967,950
                                                                                  ----------------
GAS -- 17.9%
   EQT ......................................................            68,000          2,993,360
   MarkWest Energy Partners, LP (A) .........................             4,000            115,880
   Oneok ....................................................            50,000          2,109,500
   Regency Energy Partners, LP (A) ..........................            10,000            225,500
   Sempra Energy ............................................            47,000          2,385,250
   South Jersey Industries ..................................            32,000          1,226,560
   Southwest Gas ............................................            21,000            581,070
                                                                                  ----------------
                                                                                         9,637,120
                                                                                  ----------------
INFORMATION TECHNOLOGY -- 1.6%
   CommScope* ...............................................            25,000            680,250
   Itron* ...................................................             3,000            184,620
                                                                                  ----------------
                                                                                           864,870
                                                                                  ----------------
MATERIALS -- 0.4%
   Nalco Holding ............................................            10,000            235,800
                                                                                  ----------------
TELECOMMUNICATION SERVICES -- 11.0%
   AT&T .....................................................            83,704          2,122,734
   CenturyTel ...............................................            61,500          2,091,615
   Frontier Communications ..................................           225,000          1,712,250
                                                                                  ----------------
                                                                                         5,926,599
                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              REAVES SELECT
                                                                RESEARCH FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

COMMON STOCK -- CONCLUDED

                                                                     SHARES            VALUE
                                                                ---------------   ----------------
WATER UTILITIES -- 6.3%
   American Water Works .....................................           121,000   $      2,637,800
   Veolia Environment ADR ...................................            22,500            737,550
                                                                                  ----------------
                                                                                         3,375,350
                                                                                  ----------------
   TOTAL COMMON STOCK
      (Cost $53,562,981) ....................................                           52,784,423
                                                                                  ----------------
SHORT-TERM INVESTMENT -- 0.8%
   SEI Daily Income Trust Treasury II Fund,
      Cl B, 0.070% (B)
      (Cost $456,362) .......................................           456,362            456,362
                                                                                  ----------------
   TOTAL INVESTMENTS -- 98.7%
      (Cost $54,019,343) ....................................                     $     53,240,785
                                                                                  ================

     PERCENTAGES ARE BASED ON NET ASSETS OF $53,921,874.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITIES CONSIDERED A MASTER LIMITED PARTNERSHIP. AT JANUARY 31, 2010, THESE SECURITIES AMOUNTED TO $341,380 OR 0.63% OF NET ASSETS.

(B)  RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF JANUARY 31, 2010.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LP   LIMITED PARTNERSHIP

PLC  PUBLIC LIMITED COMPANY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              REAVES SELECT
                                                                RESEARCH FUND
                                                                JANUARY 31, 2010
                                                                (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
   Investments at Value (Cost $54,019,343) ...................   $ 53,240,785
   Receivable for Investment Securities Sold .................        582,879
   Dividends Receivable ......................................        101,753
   Receivable for Capital Shares Sold ........................         45,750
   Prepaid Expenses ..........................................         23,207
   Foreign Tax Reclaims Receivable ...........................         13,754
                                                                 ------------
      TOTAL ASSETS ...........................................     54,008,128
                                                                 ------------
LIABILITIES:
   Payable due to Investment Adviser .........................         30,139
   Payable due to Administrator ..............................         10,574
   Chief Compliance Officer Fees Payable .....................          4,374
   Payable due to Trustees ...................................          1,616
   Payable due to Distributor ................................            465
   Other Accrued Expenses ....................................         39,086
                                                                 ------------
      TOTAL LIABILITIES ......................................         86,254
                                                                 ------------
NET ASSETS ...................................................   $ 53,921,874
                                                                 ============
NET ASSETS CONSIST OF:
   Paid-in-Capital ...........................................   $ 64,590,832
   Undistributed Net Investment Income .......................        247,380
   Accumulated Net Realized Loss on Investments ..............    (10,137,780)
   Net Unrealized Depreciation on Investments ................       (778,558)
                                                                 ------------
   NET ASSETS ................................................   $ 53,921,874
                                                                 ============
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Institutional Class Shares ($50,947,033 / 7,232,766) ...   $       7.04
                                                                 ============
   Net Asset Value, Offering and Redemption Price Per Share --
      (unlimited authorization -- no par value)
      Investor Class Shares ($2,974,841 / 422,074) ...........   $       7.05
                                                                 ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                       REAVES SELECT RESEARCH
                                                         FUND FOR THE SIX MONTHS
                                                         ENDED JANUARY 31, 2010
                                                         (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividend Income .......................................   $1,000,855
Less: Foreign Taxes Withheld ..........................      (25,177)
                                                          ----------
   TOTAL INVESTMENT INCOME ............................      975,678
                                                          ----------
EXPENSES:
Investment Advisory Fees ..............................      204,639
Administration Fees ...................................       57,899
Chief Compliance Officer Fees .........................        4,780
Trustees' Fees ........................................        3,529
Distribution Fees(1) ..................................        3,455
Transfer Agent Fees ...................................       43,027
Legal Fees ............................................       21,685
Printing Fees .........................................       14,490
Registration Fees .....................................       14,482
Audit Fees ............................................        9,680
Custodian Fees ........................................        2,625
Insurance and Other Expenses ..........................        4,970
                                                          ----------
   TOTAL EXPENSES .....................................      385,261
Less: Investment Advisory Fees Waived .................      (27,047)
Less: Fees Paid Indirectly ............................          (44)
                                                          ----------
   NET EXPENSES .......................................      358,170
                                                          ----------
NET INVESTMENT INCOME .................................      617,508
                                                          ----------
NET REALIZED GAIN ON INVESTMENTS ......................    1,920,066
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS ..    2,033,898
                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .......    3,953,964
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $4,571,472
                                                          ==========

(1)  ATTRIBUTABLE TO INVESTOR CLASS SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX MONTHS
                                                              ENDED          YEAR
                                                           JANUARY 31,       ENDED
                                                               2010        JULY 31,
                                                           (UNAUDITED)       2009
                                                           -----------   ------------
OPERATIONS:
   Net Investment Income ...............................   $   617,508   $  1,474,602
   Net Realized Gain (Loss) on Investments .............     1,920,066    (11,865,659)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ...................................     2,033,898    (11,890,515)
                                                           -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................     4,571,472    (22,281,572)
                                                           -----------   ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income
      Institutional Class Shares .......................      (446,903)    (1,430,540)
      Investor Class Shares ............................       (20,034)       (44,062)
                                                           -----------   ------------
   Total Net Investment Income .........................      (466,937)    (1,474,602)
                                                           -----------   ------------
   Net Realized Gains
      Institutional Class Shares .......................            --     (6,333,219)
      Investor Class Shares ............................            --       (433,401)
                                                           -----------   ------------
   Total Realized Gains ................................            --     (6,766,620)
                                                           -----------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...................      (466,937)    (8,241,222)
                                                           -----------   ------------
CAPITAL SHARE TRANSACTIONS(1)
   Institutional Class Shares
      Issued ...........................................     1,683,146      2,682,468
      Reinvestment of Distributions ....................       282,571      6,497,754
      Redeemed .........................................    (5,315,936)    (4,265,785)
                                                           -----------   ------------
   Net Institutional Class Capital Share Transactions ..    (3,350,219)     4,914,437
                                                           -----------   ------------
   Investor Class Shares
      Issued ...........................................       583,076        513,986
      Reinvestment of Distributions ....................        18,560        465,113
      Redeemed .........................................      (527,220)    (1,679,948)
                                                           -----------   ------------
   Net Investor Class Capital Share Transactions .......        74,416       (700,849)
                                                           -----------   ------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE
      TRANSACTIONS .....................................    (3,275,803)     4,213,588
                                                           -----------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............       828,732    (26,309,206)
                                                           -----------   ------------
NET ASSETS:
   Beginning of Period .................................    53,093,142     79,402,348
                                                           -----------   ------------
   End of Period (including undistributed net investment
      income of $247,380 and $96,809, respectively) ....   $53,921,874   $ 53,093,142
                                                           ===========   ============

(1)  FOR SHARE TRANSACTIONS, SEE NOTE 6 IN THE NOTES TO FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                          INSTITUTIONAL CLASS SHARES
                                     -------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED       YEAR        YEAR       YEAR       YEAR      PERIOD
                                     JANUARY 31,     ENDED      ENDED       ENDED      ENDED      ENDED
                                         2010      JULY 31,    JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                     (UNAUDITED)     2009        2008       2007       2006       2005*
                                     -----------   --------    --------   --------   --------   --------
Net Asset Value,
   Beginning of Period ...........   $  6.52       $ 10.96     $ 12.73    $ 11.81    $ 11.57    $ 10.00
                                     -------       -------     -------    -------    -------    -------
Income from Operations:
   Net Investment Income(1) ......      0.08          0.19        0.30       0.22       0.25       0.13
   Net Realized and
   Unrealized Gain (Loss)
      on Investments .............      0.50         (3.45)       0.05#      1.85       0.83       1.55
                                     -------       -------     -------    -------    -------    -------
Total from Operations ............      0.58         (3.26)       0.35       2.07       1.08       1.68
                                     -------       -------     -------    -------    -------    -------
Dividends and Distributions from:
   Net Investment Income .........     (0.06)        (0.19)      (0.29)     (0.22)     (0.25)     (0.11)
   Net Realized Gains ............        --         (0.99)      (1.83)     (0.93)     (0.59)        --
                                     -------       -------     -------    -------    -------    -------
Total Dividends and
   Distributions .................     (0.06)        (1.18)      (2.12)     (1.15)     (0.84)     (0.11)
                                     -------       -------     -------    -------    -------    -------
Net Asset Value, End of Period ...   $  7.04       $  6.52     $ 10.96    $ 12.73    $ 11.81    $ 11.57
                                     =======       =======     =======    =======    =======    =======
TOTAL RETURN+ ....................      8.90%++     (28.51)%++    1.37%     18.30%      9.78%++   16.86%++
                                     =======       =======     =======    =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (Thousands) ............   $50,947       $50,394     $74,026    $77,836    $70,129    $67,698
Ratio of Expenses to Average
   Net Assets (including
      waivers and reimbursements,
      excluding fees paid
      indirectly) ................      1.30%**       1.30%       1.15%      1.19%      1.30%      1.26%**
Ratio of Expenses to Average
   Net Assets (excluding
      waivers, reimbursements
      and fees paid indirectly) ..      1.40%**       1.44%       1.15%      1.19%      1.30%      1.37%**
Ratio of Net Investment
   Income to Average
      Net Assets .................      2.28%**       2.87%       2.49%      1.79%      2.18%      2.05%**
Portfolio Turnover Rate ..........        48%***        72%         66%        84%        54%        35%***

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD.

# THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

*    COMMENCED OPERATIONS ON DECEMBER 22, 2004.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFERS.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND
FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                           INVESTOR CLASS SHARES
                                     -------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED        YEAR        YEAR       YEAR       YEAR      PERIOD
                                     JANUARY 31,     ENDED       ENDED      ENDED      ENDED      ENDED
                                         2010      JULY 31,    JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                     (UNAUDITED)     2009        2008      2007##      2006       2005*
                                     -----------   --------    --------   --------   --------   --------
Net Asset Value,
   Beginning of Period ...........    $ 6.53       $ 10.96      $12.74     $11.81    $11.57     $10.57
                                      ------       -------      ------     ------    ------     ------
Income from Operations:
   Net Investment Income(1) ......      0.07          0.17        0.27       0.19      0.22       0.02
   Net Realized and
   Unrealized Gain/(Loss)
      on Investments .............      0.50         (3.44)       0.04#      1.86      0.83       1.03
                                      ------       -------      ------     ------    ------     ------
Total from Operations ............      0.57         (3.27)       0.31       2.05      1.05       1.05
                                      ------       -------      ------     ------    ------     ------
Dividends and Distributions from:
   Net Investment Income .........     (0.05)        (0.17)      (0.26)     (0.19)    (0.22)     (0.05)
   Net Realized Gains ............        --         (0.99)      (1.83)     (0.93)    (0.59)        --
                                      ------       -------      ------     ------    ------     ------
Total Dividends and
   Distributions .................     (0.05)        (1.16)      (2.09)     (1.12)    (0.81)     (0.05)
                                      ------       -------      ------     ------    ------     ------
Net Asset Value, End of Period ...    $ 7.05       $  6.53      $10.96     $12.74    $11.81     $11.57
                                      ======       =======      ======     ======    ======     ======
TOTAL RETURN+ ....................      8.75%++     (28.60)%++    1.05%     18.09%     9.49%++    9.97%++
                                      ======       =======      ======     ======    ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
   Period (Thousands) ............    $2,975       $ 2,699      $5,376     $4,332    $3,074     $  574
Ratio of Expenses to Average
   Net Assets (including
      waivers and reimbursements,
      excluding fees paid
      indirectly) ................      1.55%**       1.55%       1.40%      1.44%     1.65%      1.64%**
Ratio of Expenses to Average
   Net Assets (excluding
      waivers, reimbursements
      and fees paid indirectly) ..      1.65%**       1.68%       1.40%      1.44%     1.65%      1.64%**
Ratio of Net Investment
   Income to Average
      Net Assets .................      2.02%**       2.53%       2.19%      1.53%     1.87%      0.40%**
Portfolio Turnover Rate ..........        48%***        72%         66%        84%       54%        35%***

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

# THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2008 FOR A SHARE OUTSTANDING DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF INVESTMENTS OF THE FUND.

## EFFECTIVE AUGUST 1, 2006, ALL EXISTING CLASS A SHARES OF THE REAVES SELECT RESEARCH FUND WERE RECLASSIFIED AS INVESTOR CLASS SHARES

*    COMMENCED OPERATIONS ON MARCH 30, 2005.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFERS.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty nine funds. The financial statements herein are those of the Reaves Select Research Fund (the "Fund"). The financial statements of the remaining funds are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued ACS 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of January 31, 2010.

The following is a summary of the significant accounting policies followed by the Fund:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2010, there were no fair valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, ASC 820 (formerly FASB Statement No. 157), the Fund discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

     The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of January 31, 2010, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

     For the six months ended January 31, 2010, there have been no significant changes to the Trust's fair valuation methodology.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

     Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund's Institutional Class has established a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

Effective December 21, 2009, the Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

     0.12% on the first $300 million of the Fund's average daily net assets;

     0.08% on the next $200 million of the Fund's average daily net assets; and

     0.06% on the Fund's average daily net assets over $500 million.

Also Effective December 21, 2009, the Fund is subject to a minimum annual administration fee of $112,500 until December 20, 2010, after which such minimum annual administration fee shall be $125,000. The minimum annual administration fee for the Fund shall be increased by $12,000 per additional class established after the date of the Administration Agreement.

Prior to December 21, 2009 the Administrator provided services to the Fund for fees at an annual rate of:

     0.09% on the first $50 million of the Fund's average daily net assets;

     0.10% on the next $50 million of the Fund's average daily net assets;

     0.12% on the next $200 million of the Fund's average daily net assets;

     0.08% on the next $200 million of the Fund's average daily net assets; and

     0.06% on the Fund's average daily net assets over $500 million.

Prior to December 21, 2009 the Fund was also subject to an annual minimum fee of $112,000.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the "Plan") for Investor Class Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund's average net assets attributable to Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses.

During the six months ended January 31, 2010, the Fund earned credits of $44, which were used to offset transfer agent expenses. This amount is listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the "Adviser"), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund's total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Investor Class Shares' average daily net assets, respectively.

6. SHARE TRANSACTIONS:


                                                  SIX MONTHS ENDED     YEAR ENDED
                                                  JANUARY 31, 2010   JULY 31, 2009
                                                  ----------------   -------------
SHARE TRANSACTIONS:
   Institutional Class Shares
      Issued ..................................        231,409            460,204
      Reinvestment of Distributions ...........         40,143          1,089,094
      Redeemed ................................       (763,742)          (580,268)
                                                      --------          ---------
   Net Institutional Class Shares Capital Share
      Transactions ............................       (492,190)           969,030
                                                      --------          ---------

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

                                                     SIX
                                                   MONTHS      YEAR
                                                    ENDED      ENDED
                                                   JANUARY   JULY 31,
                                                  31, 2010     2009
                                                  --------   --------
   Investor Class Shares
      Issued ..................................     82,877     75,875
      Reinvestment of Distributions ...........      2,635     77,731
      Redeemed ................................    (76,939)  (230,633)
                                                  --------   --------
   Net Investor Class Shares Capital Share
      Transactions ............................      8,573    (77,027)
                                                  --------   --------
   NET INCREASE/(DECREASE) IN SHARES
      OUTSTANDING FROM SHARE TRANSACTIONS .....   (483,617)   892,003
                                                  ========   ========

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six months ended January 31, 2010 were $25,269,999 and $29,131,330, respectively. There were no purchases or sales of long-term U.S. Government securities.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2009 and 2008 was as follows:

        ORDINARY      LONG-TERM
         INCOME     CAPITAL GAIN       TOTAL
       ----------   -------------   -----------
2009   $5,466,523     $2,774,699    $ 8,241,222
2008    4,152,498      9,581,456     13,733,954

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

As of July 31, 2009, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income   $     96,809
Capital Loss Carryforwards        (1,361,196)
Post-October Losses              (10,301,257)
Unrealized Depreciation           (3,207,849)
                                ------------
Total Accumulated Losses        $(14,773,493)
                                ============

Post-October losses represent losses realized on investment transactions from November 1, 2008 through July 31, 2009, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

 EXPIRES      AMOUNT
---------   ----------
July 2017   $1,361,196

The Federal tax cost and aggregate gross unrealized appreciation and depreci-ation on investments held by the Fund at January 31, 2010 were as follows:

                AGGREGATE      AGGREGATE
                  GROSS          GROSS
  FEDERAL      UNREALIZED     UNREALIZED    NET UNREALIZED
  TAX COST    APPRECIATION   DEPRECIATION    DEPRECIATION
-----------   ------------   ------------   --------------
$54,019,343    $4,053,579    $(4,832,137)     $(778,558)

9. CONCENTRATION/RISKS:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10. OTHER:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

is dependent on future claims that may be made against the Fund and, there-fore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

12. SUBSEQUENT EVENT:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation resulted in the following subsequent event that necessitated disclosures and/or adjustments: At a special, in-person meeting held on March 23, 2010 the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust") approved an interim investment advisory agreement ("Interim Agreement") and a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Reaves Select Research Fund (the "Fund"), and W.H. Reaves & Co. Inc. (the "Adviser"). The Board took this action because it is anticipated that there will be a change in control of the Adviser in April 2010 which would cause an assignment and automatic termination of the existing advisory agreement with the Adviser (the "Prior Agreement"). The change in control of the Adviser is expected to occur as a result of the sale by William Reaves of his controlling interest in the Adviser to the Adviser. The Adviser does not expect this event to affect the nature or quality of the services performed for the Fund by the Adviser. The terms of the New Agreement are the same as the terms of the Prior Agreement. The Board also authorized a special meeting of shareholders of the Fund, at which shareholders will be asked to approve the New Agreement. If approved, the New Agreement will become effective the later of the date upon which the change in control occurs or the date upon which shareholders approve the New Agreement.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

     You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                             BEGINNING     ENDING                 EXPENSES
                              ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                               VALUE       VALUE       EXPENSE     DURING
                              8/1/2009   1/31/2010     RATIOS      PERIOD*
                             ---------   ---------   ----------   --------
ACTUAL FUND RETURN
Institutional Class Shares   $1,000.00   $1,089.00      1.30%       $6.85
Investor Class Shares         1,000.00    1,087.50      1.55         8.16
HYPOTHETICAL FUND RETURN
Institutional Class Shares   $1,000.00   $1,018.65      1.30%       $6.61
Investor Class Shares         1,000.00    1,017.39      1.55         7.88

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on August 11-12, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser's history, ownership structure, personnel, investment philosophy and execution quality. The Adviser's representatives then reviewed the Fund's portfolio composition with respect to sector weightings and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)

and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with information regarding the Fund's performance since the Advisory Agreement was last approved, as well as information regarding the Fund's performance over various periods and since the Fund's inception. The Board also compared the Fund's performance to its benchmark indices and other similar mutual funds over various periods of time. The representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Board noted that, although the Fund underperformed its benchmark over various periods of time, its recent performance was favorable to that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

THE ADVISORS' INNER CIRCLE FUND II                                 REAVES SELECT
                                                                   RESEARCH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONCLUDED)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed, among other things, a report of the advisory fees paid by the Fund to the Adviser, and the fee waivers that the Adviser had made over the period, as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the respective expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and appeared reasonable in light of the services rendered. The Board noted that the Fund's total fees and expenses appeared comparable to those incurred by other peer funds. The Board also considered the Adviser's commitment to managing the Fund and its willingness to continue its voluntary expense limitations and fee waiver arrangements with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

                           REAVES SELECT RESEARCH FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                               INVESTMENT ADVISER:
                             W.H. Reaves & Co., Inc.
                                10 Exchange Place
                                   18th Floor
                             Jersey City, NJ 07302

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                               Ernst & Young, LLP
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

         This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-0600

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: April 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: April 7, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO

Date: April 7, 2010